DRIEHAUS MUTUAL FUNDS
                        SUPPLEMENT DATED JULY 10, 2000 TO
                          PROSPECTUS DATED MAY 1, 2000

     On June 28, 2000, the Driehaus Mutual Funds' (the "Funds") Board of Trustees authorized the adoption of a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase, effective as to shares purchased after July 31, 2000.

     The following information replaces the first paragraph under the heading "Investor Expenses" on pages 4, 8, 12, 16 and 20:

     SHAREHOLDER FEES. All Driehaus Mutual Funds are no-load investments, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund, unless you sell your shares within 60 days after purchase, as described in the table below. There is a $25 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions, however, certain financial institutions may charge an account-based service fee).

     The following information replaces similar information found in the table under the subheading "Fees and Expenses of the Fund" on pages 4, 8, 12, 16 and 20:

     SHAREHOLDER FEES (fees paid directly from your investment)
     Maximum Sales Charge Imposed on Purchases............................None
     Maximum Deferred Sales Charge........................................None
     Maximum Sales Charge Imposed on Reinvested Dividends.................None
     Redemption Fee (on shares held less than 60 days for shares purchased after July 31, 2000) (as a % of amount redeemed)........2.00%
     Exchange Fee.........................................................None

     The following sentence is added as the first bullet point under the paragraph entitled "How to Purchase Shares" on page 34:

     o The Funds will deduct 2.00% from the redemption amount if you sell shares within 60 days of purchase effective as to shares purchased after July 31, 2000.

     The following sentence is added to the end of the first paragraph of the section entitled "Purchases through Financial Institutions" under the heading "How to Purchase Shares" on page 34:

     However, the Funds will deduct 2.00% from the redemption amount if you sell your shares within 60 days of purchase effective as to shares purchased after July 31, 2000.

     The following information replaces in its entirety the second paragraph of the section entitled "Execution of Requests" found under the heading "General Redemption Information" on page 36:

     A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received, minus the redemption fee, if applicable (see "How to Redeem Shares"). The redemption price received depends upon the Fund's net asset value per share at the time of redemption and any applicable redemption fee. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss.

     Each Fund will deduct a redemption fee of 2.00% from the redemption amount for shareholders who sell their shares within 60 days of purchase effective as to shares purchased after July 31, 2000. This fee is paid to the Fund and is designed to offset the commission costs, market impact costs, tax consequences to the Fund, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Under certain circumstances, a Fund may not deduct a redemption fee.

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     For shareholders who purchased shares on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

     The following information is added to the end of the section titled "Exchanging Shares" under the heading "Shareholder Services and Policies" on page 37:

     The 2.00% redemption fee which applies to shareholders who sell their shares within 60 days of purchase is also applied to shareholders who exchange their shares for other Driehaus Mutual Fund shares within 60 days of purchase effective as to shares purchased after July 31, 2000.

     There has been a change in portfolio managers for the Driehaus European Opportunity Fund and the Driehaus International Discovery Fund. The following information replaces in its entirety the paragraph titled "Portfolio Manager -- Driehaus International Growth Fund" on page 31:

     PORTFOLIO MANAGER -- DRIEHAUS INTERNATIONAL GROWTH FUND; DRIEHAUS EUROPEAN OPPORTUNITY FUND. Mr. William R. Andersen, a Senior Vice President of the Adviser, has managed the Driehaus International Growth Fund since the commencement of operations in October of 1996. Prior to the Driehaus International Growth Fund's commencement of operations, Mr. Andersen was the portfolio manager for the Driehaus International Large Cap Fund, L.P., the predecessor to Driehaus International Growth Fund, from its inception in July 1990. Effective July 10, 2000, Mr. Andersen is the portfolio manager for the Driehaus European Opportunity Fund. Mr. Andersen has primary responsibility for making all investment decisions on behalf of the Driehaus International Growth Fund and the Driehaus European Opportunity Fund. He is assisted by the research department which employs specialists in various markets, including Western Europe, Asia Pacific, and emerging markets. As the Adviser's chief investment officer for international investing, Mr. Andersen oversees all international investing.

     The following information replaces in its entirety the paragraph titled "Portfolio Manager -- Driehaus Asia Pacific Growth Fund" on page 31:

     PORTFOLIO MANAGER -- DRIEHAUS ASIA PACIFIC GROWTH FUND; DRIEHAUS INTERNATIONAL DISCOVERY FUND. Mr. Eric J. Ritter has managed the Driehaus Asia Pacific Growth Fund since its inception. Effective July 10, 2000, Mr. Ritter is a portfolio manager for the Driehaus International Discovery Fund. Mr. Ritter, an Asia Pacific analyst with the Adviser, has responsibility for making all investment decisions on behalf of the Driehaus Asia Pacific Growth Fund and has certain portfolio management responsibility for the Driehaus International Discovery Fund.

     The following information replaces in its entirety the paragraph titled "Portfolio Manager -- Driehaus Emerging Markets Growth Fund; Co-Portfolio Manager -- Driehaus International Discovery Fund" on page 31:

     PORTFOLIO MANAGER -- DRIEHAUS EMERGING MARKETS GROWTH FUND; SENIOR PORTFOLIO MANAGER -- DRIEHAUS INTERNATIONAL DISCOVERY FUND. Since inception, Mr. Emery R. Brewer has managed the Driehaus Emerging Markets Growth Fund and has been a portfolio manager of Driehaus International Discovery Fund. Mr. Brewer, an emerging markets analyst with the Adviser, has responsibility for making all investment decisions on behalf of the Driehaus Emerging Markets Growth Fund and has senior responsibility for the Driehaus International Discovery Fund.

     The following information replaces in their entirety the sections titled "Portfolio Manager -- Driehaus European Opportunity Fund; Co-Portfolio Manager -- Driehaus International Discovery Fund" and "Co-Portfolio Managers -- Driehaus International Discovery Fund" on page 32:

     PORTFOLIO MANAGERS -- DRIEHAUS INTERNATIONAL DISCOVERY FUND. Effective July 10, 2000, Mr. Emery Brewer is senior portfolio manager and Mr. Eric Ritter is portfolio manager of the Fund.